                                                                       EXHIBIT 1

                  AMENDMENT No. 5 dated as of September 12, 2000 (this "Amendment"), to the Credit Agreement, dated as of March 20, 1996, as amended (the "Credit Agreement"), among Riverwood International Corporation (as successor to RIC Holding, Inc.) (the "Parent Borrower"), the Foreign Subsidiary Borrowers (as therein defined), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributed to them in the Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to (a) amend or waive certain provisions in subsections 1.1 and 4.4(f) of the Credit Agreement in connection with the Igaras Sale (as hereinafter defined) and the application of the proceeds of the Igaras Sale, (b) delete the excess cash flow repayment requirement under subsection 4.4(c) of the Credit Agreement, (c) amend certain financial covenants contained in subsection 8.1(c) of the Credit Agreement and
(d) amend each of the Guarantees and certain of the Security Documents to include the obligations of the Parent Borrower and its Subsidiaries to any Lender or any affiliate of any Lender with respect to its provision of cash management services to the Parent Borrower and/or any of its Subsidiaries as a Secured Obligation and any such affiliate of a Lender as a Secured Party as such terms are defined in the respective Security Documents; and

                  WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments and waiver on the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  A. Amendments of Subsection 1.1 (Defined Terms). (i) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in alphabetical order:

                  "Igaras Sale Agreement": that certain Stock Purchase Agreement, dated as of July 22, 2000, among the Parent Borrower, Saragy, S.A., a Luxembourg corporation and Industrias Klabin de Papel e Celulose S.A., as amended from time to time.

                  "Igaras Sale": the sale by the Parent Borrower of its interest in Igaras Papeis e Embalagens S.A., a company organized and existing under the laws of Brazil, or of its interest in any special purpose entity holding such interest, pursuant to the Igaras Sale Agreement.

                  (ii) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition "Reinvested Amount" in its entirety and substituting thereof the following:

                  "Reinvested Amount": with respect to any Asset Sale permitted by subsection 8.6(j), that portion of the Net Cash Proceeds thereof (which portion shall not exceed, (A) with respect to any Asset Sale other than the Igaras Sale, $50,000,000 minus the aggregate Reinvested Amounts with respect to all such Asset Sales on or after the Effective Date and (B) with respect to the Igaras Sale, up to $50,000,000) as shall, according to a certificate of a Responsible Officer of RIC Holding delivered to the Administrative Agent within 30 days of such Asset Sale, be reinvested in the business of RIC Holding and its Subsidiaries in a manner consistent with the requirements of subsection 8.17(a) and the other provisions hereof (including, without limitation, through the payment of amounts under the Machinery Credit Agreement) within 180 days of the receipt of such Net Cash Proceeds with respect to any such Asset Sale other than the Igaras Sale and 365 days of the receipt of such Net Cash Proceeds with respect to the Igaras Sale or, if such reinvestment is in a project authorized by the board of directors of RIC Holding that will take longer than such 180 days (in the case of such Asset Sales other than the Igaras Sale) to complete, the period of time necessary to complete such project; provided that
         (i) if any such certificate of a Responsible Officer is not delivered to the Administrative Agent on the date of such Asset Sale, any Net Cash Proceeds of such Asset Sale shall be immediately (x) deposited in a cash collateral account established at Chemical to be held as collateral in favor of the Administrative Agent for the benefit of the Lenders on terms reasonably satisfactory to the Administrative Agent and shall remain on deposit in such cash collateral account until such certificate of a Responsible Officer is delivered to the Administrative Agent or (y) used to make a prepayment of the Revolving Credit Loans in accordance with subsection 4.4(a); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Revolving Credit Commitments that would reduce the aggregate amount of the Available Revolving Credit Commitments to an amount that is less than the amount of any such prepayment until such certificate of a Responsible Officer is delivered to the Administrative Agent and (ii) any Net Cash Proceeds not so reinvested by the date required pursuant to the terms of this definition shall be utilized on such day to prepay the Loans pursuant to subsection 4.4(b).

                  B. Waiver of Section 4.4(f) (Optional and Mandatory Prepayments). The parties hereto agree that with respect to the Net Cash Proceeds from the Igaras Sale that are not Reinvested Amounts (which shall not be less than $145,000,000) (the "Igaras Proceeds"), subsection 4.4(f) of the Credit Agreement is waived to the extent necessary to permit the application of the Igaras Proceeds, (x) first, to prepay all installments of principal under the Term Loans scheduled to be made up to and including August 31, 2001 and, (y) second, upon prepayment of such installments in full, to prepay a portion of the installment of principal under the Tranche A Term Loans scheduled to be made on February 28, 2002 in an amount equal to the Igaras Proceeds minus the amount prepaid under clause (x) of this Section B.

                  C. Amendment of Section 4.4(c) (Optional and Mandatory Prepayments). Subsection 4.4(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  "(c)     Deleted."

                  D. Amendment of Subsection 8.1(c) (Maintenance of Minimum EBITDA). Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  "(c) Maintenance of Minimum EBITDA. Permit EBITDA, for any period of four consecutive fiscal quarters of Holding ending during any test period set forth below (except that EBITDA for the test period ending December 31, 1996 shall be computed based on the results of the last three consecutive fiscal quarters ending on such date multiplied by 4/3), to be less than the amount set forth opposite such test period below:

                               Test Period                       Amount
                               -----------                       ------

                  December 31, 1996 - December 30, 1997       $130,000,000
                  December 31, 1997 - December 30, 1998       $140,000,000
                  December 31, 1998 - December 30, 1999       $200,000,000
                  December 31, 1999 - December 30, 2000       $265,000,000
                  December 31, 2000 - December 30, 2001       $290,000,000
                  December 31, 2001 - December 30, 2002       $300,000,000
                  December 31, 2002 - December 30, 2003       $315,000,000
                  Thereafter                                  $340,000,000"

                  E. Amendment of Schedule 8.6(j) (Permitted Asset Sales).
Schedule 8.6(j) of the Credit Agreement is hereby amended by inserting at the end of such Schedule the following:

                  "7.      The Igaras Sale."

                  F. Amendment of Subsection 1(a) of the Holding Guarantee (Defined Terms). Subsection 1(a) of the Holding Guarantee is hereby amended by deleting the definition of "Obligations" in its entirety and substituting in place thereof the following:

                  "Obligations": the collective reference to all obligations and liabilities of each of the Borrowers in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of each of the Borrowers to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreements, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, any Guarantee Obligations of RIC Holding or any of its Subsidiaries referred to in subsection 8.4(b) of the Senior Secured Credit Agreement as to which any Lender is a beneficiary, the provision of cash management services by any Lender or an affiliate thereof to the Parent Borrower and/or any of its Subsidiaries, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with a termination of any transaction entered into pursuant to an Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by any of the Borrowers pursuant to the terms of any of the Credit Agreements or any other Loan Document).

                  G. Amendment of Subsection 1(a) of the RIC Holding Guarantee (Defined Terms). Subsection 1(a) of the RIC Holding Guarantee is hereby amended by deleting the definition of "Obligations" in its entirety and substituting in place thereof the following:

                  "Obligations": the collective reference to all obligations and liabilities of each of the Borrowers in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of each of the Borrowers to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreements, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, any Guarantee Obligations of the Guarantor or any of its Subsidiaries referred to in subsection 8.4(b) of the Senior Secured Credit Agreement as to which any Lender is a beneficiary, the provision of cash management services by any Lender or an affiliate thereof to the Parent Borrower and/or any of its Subsidiaries, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with a termination of any transaction entered into pursuant to an Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the

         Administrative Agent or any other Secured Party that are required to be paid by any of the Borrowers pursuant to the terms of any of the Credit Agreements or any other Loan Document).

                  H. Amendment of Subsection 1(a) of the Subsidiaries' Guarantee (Defined Terms). Subsection 1(a) of the Subsidiaries' Guarantee is hereby amended by deleting the definition of "Obligations" in its entirety and substituting in place thereof the following:

                  "Obligations": the collective reference to all obligations and liabilities of each of the Borrowers in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of each of the Borrowers to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreements, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, any Guarantee Obligations of RIC Holding or any of its Subsidiaries referred to in subsection 8.4(b) of the Senior Secured Credit Agreement as to which any Lender is a beneficiary, the provision of cash management services by any Lender or an affiliate thereof to the Parent Borrower and/or any of its Subsidiaries, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with a termination of any transaction entered into pursuant to an Interest Rate Protection Agreement or Permitted Hedging Arrangement entered into with any Lender or any banking affiliate of any Lender, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by any of the Borrowers pursuant to the terms of any of the Credit Agreements or any other Loan Document).

                  I. Amendment to Definition of "Secured Parties" in certain Security Documents. The definitions of "Secured Parties" in the Security Agreements, the Riverwood Patent and Trademark Security Agreement, the Stock Pledge Agreements, the Limited Liability Pledge Agreement, the Note Pledge Agreement and incorporated by reference in the Assignment are hereby amended by deleting the definition of "Secured Parties" in its entirety and substituting in place thereof the following:

                  "Secured Parties": the collective reference to the Administrative Agent (including, without limitation, in its capacities as Senior Secured Credit Agreement Administrative Agent and Machinery Credit Agreement Administrative Agent), the Lenders (including, without limitation, the Issuing Lender and the Swing Line Lender), any banking affiliate of any Lender which enters into an Interest Rate Protection Agreement or Permitted Hedging Arrangement with RIC Holding or any of its Subsidiaries, any affiliate of any Lender which provides cash management services to the Parent Borrower and/or any of its Subsidiaries, and their respective successors and assigns.

                  J. Conditions to Effectiveness. (i) The effectiveness of this Amendment (other than Section B hereof) shall be subject to the satisfaction of the following conditions precedent:

                  1 Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Parent Borrower (and, with respect to Sections F, G, H and I only, the relevant Loan Party party to the respective Security Document referred to therein) and consented to by the Required Lenders.

                  2 Igaras Sale. The Igaras Sale shall have been consummated in accordance with the Igaras Sale Agreement.

                  3 Machinery Credit Agreement. All outstanding Machinery Credit Agreement Revolving Credit Loans shall have been repaid pursuant to subsection 3.4(a) of the Machinery Credit Agreement and the Machinery Credit Agreement Revolving Credit Commitments shall have been terminated pursuant to subsection 2.4 thereof.

                  4 No Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date (as hereinafter defined) or after giving effect to this Amendment.

                  5 Reaffirmation of Guarantees. By executing a copy of this Amendment, each of Holding and the Domestic Subsidiaries reaffirm the Holding Guarantee and the Subsidiaries Guarantee, each as amended according to the terms hereunder.

                  (ii) The effectiveness of Section B hereof shall be subject to the satisfaction of (A) the conditions precedent specified in clause (1) of this Section J and (B) the condition precedent that the Administrative Agent shall have received the consent to Section B of (x) Tranche B Term Loan Lenders the Tranche B Loan Percentages of which aggregate at least 51% and (y) Tranche C Term Loan Lenders the Tranche C Term Loan Percentages of which aggregate at least 51%.

                  K. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

                  L. Miscellaneous.

                  1 Effective Date. As used in this Amendment the term "Amendment Effective Date" shall mean the date on which all conditions precedent set forth in Section J hereof shall have been satisfied.

                  2 Applicable Law and Jurisdiction. This Amendment has been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                  3 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4 Fees and Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Simpson Thacher & Bartlett.

                  5 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

                  6 Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                           RIVERWOOD INTERNATIONAL CORPORATION


                           By:
                              --------------------------------------------------
                              Title:

                           RIVERWOOD HOLDING, INC.
                           (solely for the purposes of Sections F, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                           RIC HOLDING, INC.
                           (solely for the purposes of Sections G, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                           SLEVIN SOUTH COMPANY
                           (solely for the purposes of Sections H, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                           RIVERWOOD INTERNATIONAL
                             ENTERPRISES, INC.
                           (solely for the purposes of Sections H, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                           RIVERWOOD INTERNATIONAL MACHINERY, INC.
                           (solely for the purposes of Sections H, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                           RIVERWOOD SWEDISH INVESTMENTS, INC.
                           (solely for the purposes of Sections H, I and J.5)


                           By:
                              --------------------------------------------------
                              Title:

                                              THE CHASE MANHATTAN BANK


                                              By:
                                                 -------------------------------
                                                 Title: Managing Director

                                              AG Capital Funding Partners, L.P.


                                              By:
                                                 -------------------------------
                                              Title:

                                              AMMC CDO I, Limited


                                              By:
                                                 -------------------------------
                                              Title:

                                              Archimedes Funding III, Ltd.


                                              By:
                                                 -------------------------------
                                              Title:

                                              Archimedes Funding II, Ltd.


                                              By:
                                                 -------------------------------
                                              Title:

                                              Avalon Capital Ltd. II


                                              By:
                                                 -------------------------------
                                              Title:

                                              Avalon Capital Ltd.


                                              By:
                                                 -------------------------------
                                              Title:

                                      Banco Espirito


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bank Bumiputra Malaysia Berhad


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bank of Nova Scotia


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bank of Tokyo Mitsubishi, Ltd.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bank of America


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bank Austria Creditanstalt Corp Fin


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Banque Worms Capital Corporation


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Bear Stearns Investment Products, Inc.


                                      By:
                                         ---------------------------------------
                                      Title:

                                              Black Diamond CLO 2000-1 LTD


                                              By:
                                                 -------------------------------
                                              Title:

                                              Captiva II Finance Ltd.


                                              By:
                                                 -------------------------------
                                              Title:

                                              Ceres Finance, Ltd.


                                              By:
                                                 -------------------------------
                                              Title:

                                              Chase Manhattan Bank


                                              By:
                                                 -------------------------------
                                              Title:

                                              Christiania Bank Ogkreditkasse


                                              By:
                                                 -------------------------------
                                              Title:

                                              Commercial Loan Funding Trust I


                                              By:
                                                 -------------------------------
                                              Title:

                                              Credit Industriel et Commercial


                                              By:
                                                 -------------------------------
                                              Title:

                                              CypressTree Investment Fund, LLC


                                              By:
                                                 -------------------------------
                                              Title:

                                      CypressTree Investment Management Co


                                      By:
                                         ---------------------------------------
                                      Title:

                                      CypressTree Investment Partners I


                                      By:
                                         ---------------------------------------
                                      Title:

                                      CypressTree Investment Partners II


                                      By:
                                         ---------------------------------------
                                      Title:

                                      CypressTree Sr. Floating Rate Fund


                                      By:
                                         ---------------------------------------
                                      Title:

                                      ELF Funding Trust I


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Equitable Life Assurance


                                      By:
                                         ---------------------------------------
                                      Title:

                                      First Allmerica Financial Life Ins.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      First Dominion Funding II


                                      By:
                                         ---------------------------------------
                                      Title:

                                            First Union National Bank N.C.


                                            By:
                                               ---------------------------------
                                            Title:

                                            Fleet Business Credit Corporation


                                            By:
                                               ---------------------------------
                                            Title:

                                            Foothill Income Trust, LP


                                            By:
                                               ---------------------------------
                                            Title:

                                            General Electric Capital Corp


                                            By:
                                               ---------------------------------
                                            Title:

                                            Hibernia National Bank


                                            By:
                                               ---------------------------------
                                            Title:

                                            HSBC Americas, Inc.


                                            By:
                                               ---------------------------------
                                            Title:

                                            Indosuez Capital Funding IIA, Ltd.


                                            By:
                                               ---------------------------------
                                            Title:

                                            ING Baring (US) Capital Corp. LLC


                                            By:
                                               ---------------------------------
                                            Title:

                                      Kemper Floating Rate Fund


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH CypressTree-1 LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH Pamco LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH Langdale LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH CypressTree-1 LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH ING-3 LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH Pondview LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                      KZH Shoshone LLC


                                      By:
                                         ---------------------------------------
                                      Title:

                                            KZH CNC LLC


                                            By:
                                               ---------------------------------
                                            Title:

                                            KZH Riverside LLC


                                            By:
                                               ---------------------------------
                                            Title:

                                            KZH Waterside LLC


                                            By:
                                               ---------------------------------
                                            Title:

                                            KZH ING-2 LLC


                                            By:
                                               ---------------------------------
                                            Title:

                                            Lehman Commercial Paper Inc.


                                            By:
                                               ---------------------------------
                                            Title:

                                            Longhorn CDO (Cayman) Ltd.


                                            By:
                                               ---------------------------------
                                            Title:

                                            Maplewood (Cayman) Limited


                                            By:
                                               ---------------------------------
                                            Title:

                                      Massachusetts Mutual Life Insurance


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Medical Liability Mutual Insurance


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Merrill Lynch Sr. Floating Rate Fund


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Merrill Lynch Prime Rate Portfolio


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Merrill Lynch Debt Strategies Port.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      ML CBO IV (Cayman) Ltd.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      ML CLO XII Pilgrim America (Cayman)


                                      By:
                                         ---------------------------------------
                                      Title:

                                      ML Senior Floating Rate Fund II, Inc


                                      By:
                                         ---------------------------------------
                                      Title:

                                           ML CLO XIX Sterling (Cayman) Ltd.


                                           By:
                                              ---------------------------------
                                           Title:

                                           ML Income Strategies Portfolio


                                           By:
                                              ---------------------------------
                                           Title:

                                           Muirfield Trading LLC


                                           By:
                                              ---------------------------------
                                           Title:

                                           National City Bank


                                           By:
                                              ---------------------------------
                                           Title:

                                           National Westminster Bank, PLC


                                           By:
                                              ---------------------------------
                                           Title:

                                           Nemean CLO, Ltd.


                                           By:
                                              ---------------------------------
                                           Title:

                                           North American Sr. Floating Rate Fund


                                           By:
                                              ---------------------------------
                                           Title:

                                           Northwoods Capital, Limited


                                           By:
                                              ---------------------------------
                                           Title:

                                      Oak Hill Securities Fund, L.P.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Oak Hill Securities Funds II L.P.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Olympic Funding Trust Series 1999-1


                                      By:
                                         ---------------------------------------
                                      Title:

                                      PAM Capital Funding LP


                                      By:
                                         ---------------------------------------
                                      Title:

                                      PamCo Cayman Ltd.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Pilgrim Prime Rate Trust


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Pilgrim CLO 1999-1 Ltd.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      PNC Bank, N.A.


                                      By:
                                         ---------------------------------------
                                      Title:

                                            Putnam High Yield Trust


                                            By:
                                               ---------------------------------
                                            Title:

                                            Senior Debt Portfolio


                                            By:
                                               ---------------------------------
                                            Title:

                                            Senior High Income Portfolio, Inc


                                            By:
                                               ---------------------------------
                                            Title:

                                            Senior Income Trust


                                            By:
                                               ---------------------------------
                                            Title:

                                            SEQUILS - Pilgrim I, Ltd.


                                            By:
                                               ---------------------------------
                                            Title:

                                            SEQUILS ING I (HBDGM), Ltd.


                                            By:
                                               ---------------------------------
                                            Title:

                                            Societe Generale


                                            By:
                                               ---------------------------------
                                            Title:

                                            SPS High Yield Loan Trading


                                            By:
                                               ---------------------------------
                                            Title:

                                      Stanfield CLO, Ltd.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Stanfield\RMF Transatlantic CDO, Ltd


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Strata Funding Limited


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Swaps CSLT


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Toronto Dominion (Texas), Inc.


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Van Kampen Senior Income Trust


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Van Kampen CLO I, Limited


                                      By:
                                         ---------------------------------------
                                      Title:

                                      Van Kampen CLO II. Limited


                                      By:
                                         ---------------------------------------
                                      Title:

                                            Winged Foot Funding Trust


                                            By:
                                               ---------------------------------
                                            Title:

                                            Zermatt CBO Limited


                                            By:
                                               ---------------------------------
                                            Title: